UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

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TMT Acquisition Corp

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TMT ACQUISITION CORP

A Cayman Islands Exempted Company

(Company Number 378229)

420 Lexington Ave, Suite 2446

New York, NY 10170

LETTER TO SHAREHOLDERS

March [●], 2024

To the Shareholders of TMT Acquisition Corp:

You are cordially invited to attend an extraordinary general meeting of Shareholders (the “Extraordinary General Meeting”) of TMT Acquisition Corp, a Cayman Islands exempted company (the “Company,” “TMT,” ‘“we,” “us” or “our”) to be held at the offices of the Company, located at 420 Lexington Avenue, Suite 2446, New York, NY 10170, on March 19, 2024, at 10:00 a.m. Eastern Standard Time or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The formal meeting and proxy statement for the Extraordinary General Meeting are attached. The Extraordinary General Meeting will also be held virtually. Rather than attending in person, we encourage you to attend via live webcast at https://www.cstproxy.com/tmtacquisitioncorp/2024.

The Extraordinary General Meeting will be held for the purposes of considering and voting upon the following proposals:

1.

The Extension Amendment Proposal: a proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles”) in their entirety and the substitution in their place by the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto (the “Third A&R Memorandum and Articles”), which provides that the Company may elect to extend the date by which the Company has to consummate a business combination (the “Combination Period”) for a total of up to seven (7) times, as follow: (i) one (1) time for an additional three (3) months from March 30, 2024 to June 30, 2024; and subsequently (ii) six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024, if requested by the Sponsor (as defined herein) and upon two calendar days’ advance notice prior to the applicable deadline (such proposal, the “Extension Amendment Proposal”);

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $165,000 or (b) $0.10 per public share that is not redeemed, for the additional three (3) month extension from March 30, 2024 to June 30, 2024 and the lesser of (x) $55,000 or (y) $0.03 per public share that is not redeemed, for each month during the subsequent additional one (1) month extensions from June 30, 2024 to December 30, 2024 (“Contribution”), that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account on or prior to the date of the applicable deadline. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. The amount of each Contribution will not bear interest to the Sponsor as a loan and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

2.	The Adjournment Proposal: a proposal, by ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented to approve the Extension Amendment Proposal, (ii) if the holders of TMT’s public shares (the “Public Shareholders”) have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination. Each Extension requires fees to be put into the trust account established by the Company upon consummation of its IPO (“Trust Account”) in accordance with the terms of the A&R Memorandum and Articles and the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company (“CST”), dated as of March 27, 2023 (the “Trust Agreement”).

Pursuant to the A&R Memorandum and Articles and the Trust Agreement, TMT may, but is not obligated to, extend the Combination Period up to three times, each by an additional three months (for a total of up to 21 months), without submitting such proposed extensions to our shareholders for approval or offering our public shareholders redemption rights. Pursuant to the terms of the Trust Agreement, in order to extend the Combination Period, 2TM Holding LP, a Delaware limited partnership (the “Sponsor”) or its affiliates or designees, upon ten (10) days advance notice prior to the applicable deadline, must deposit into the Trust Account $600,000 ($0.10 per share), on or prior to the date of the applicable deadline, for each three (3) month extension (or up to an aggregate of $1,800,000, or $0.30 per share, if we extend for the full nine (9) months). Any such payments would be made in the form of a promissory note. Any such promissory notes will be non-interest bearing and payable upon the consummation of our initial business combination.

On December 4, 2023, TMT announced that it had entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated December 1, 2023, by and among TMT, TMT Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of the SPAC (“Merger Sub”), and eLong Power Holding Limited, a Cayman Islands exempted company (“eLong Power”). The Merger Agreement provides that, among other things and upon the terms and subject to the satisfaction of certain customary conditions, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “eLong Power Business Combination”), and in accordance with the Cayman Companies Act, as amended):

(i)	Merger Sub will merge with and into eLong Power, the separate corporate existence of Merger Sub will cease, and eLong Power will be the surviving corporation and a wholly-owned subsidiary of TMT (the “Merger”);

(ii)	TMT will acquire all outstanding equity interests in eLong Power in exchange for ordinary shares of TMT with a value of $450,000,000 (based on an assumed value of $10.00 per ordinary share of TMT). Upon the effective time of the Merger (the “Effective Time”), all of the Class A Ordinary Shares, par value $0.00001 per share, of eLong Power (the “eLong Power Class A Ordinary Shares”) and Class B Ordinary Shares, par value $0.00001 per share, of the eLong Power (the “eLong Power Class B Ordinary Shares”) will be exchanged for 45,000,000 TMT Class A ordinary shares (“TMT Class A Ordinary Shares”) and TMT Class B ordinary shares (“TMT Class B Ordinary Shares”) (the “Initial Consideration”), respectively, less the number of TMT Class A Ordinary Shares reserved for issuance upon exercise of the Assumed Warrants (as defined below), allocated among the eLong Power’s shareholders on a pro rata basis;

(iii)	eLong Power currently has outstanding warrants (“eLong Power Warrants”), some of which may not be able to be exercised for eLong Power Class A Ordinary Shares prior to the Closing Date (as defined in the Merger Agreement) as certain commercial and regulatory approvals needed in the People’s Republic of China for such holders of eLong Power Warrants may not have been received. For that reason, if there are eLong Power Warrants outstanding on the Closing Date, TMT will assume such eLong Power Warrants (the “Assumed Warrants”) and reserve the number of TMT Class A Ordinary Shares from the Initial Consideration that will be issuable pursuant to the eLong Power Warrants once exercised;

(iv)	In addition to the Initial Consideration, the Majority Shareholder (as defined in the Merger Agreement) has the right to contingent earnout consideration of approximately $90,000,000 (based on an assumed value of $10.00 per ordinary share of TMT) (the “Earnout Consideration”). At the Effective Time (as defined in the Merger Agreement), an additional 9,000,000 TMT Class B Ordinary Shares (the “Earnout Shares”), shall be issued and held in escrow and will be released to the Majority Shareholder if and to the extent certain revenue-based milestones are achieved by the combined company and its subsidiaries during calendar years 2024 and 2025. In addition, the Majority Shareholder will be entitled to receive the Earnout Shares in the event there occurs any transaction resulting in a change of control during the period of time that the Earnout Shares are held in escrow; and

(v)	upon the Effective Time, TMT will immediately be renamed to a name chosen by “eLong Power Inc.”

On December 4, 2023 the Company filed a press release as Exhibit 99.1 on Form 8-K (the “Press Release”) for the purpose of announcing that the Company has entered into the Merger Agreement with eLong Power, pursuant to which the Company intends to consummation the eLong Power Business Combination as soon as reasonably practicable thereafter. The Company would like to extend the deadline for the Combination Period for a period of three (3) months from March 30, 2024 to June 30, 2024 and to further extend on a monthly basis for up to six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024.

Accordingly, the board of directors of the Company (the “Board”) has determined that it is in the best interests of TMT shareholders to approve the Extension Amendment Proposal so as to extend the date by which the Company must consummate an initial business combination in accordance with the provisions of the Third A&R Memorandum and Articles.

The holders of ordinary shares issued in the Company’s IPO (the “public shares”) may elect to redeem their public shares for their pro rata portion of the funds held in the Trust Account (including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes) (less up to US$61,200 of interest to pay dissolution expenses), less any taxes we anticipate will be owed, but have not yet been paid (calculated as of two business days prior to the Extraordinary General Meeting), if the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal, or be a holder of record on the record date to exercise their redemption rights. The per-share pro rata portion of the Trust Account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting) was approximately $[●]. The closing price of the Company’s ordinary shares on the record date was $[●]. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or virtually, or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting.

We will not proceed with the Extension Amendment if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is not approved and the Sponsor or its affiliates or designees do not elect to extend our corporate existence as described above, we may not be able to consummate the eLong Power Business Combination or another initial business combination by March 30, 2024, and, in accordance with A&R Memorandum and Articles, in such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$61,200 of interest to pay dissolution expenses), divided by the number of the public shares of the Company then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of the ordinary shares and the Board, dissolve and liquidate, as described in more detail in this proxy statement.

The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (ii) if the holders of TMT’s public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of Nasdaq; or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or virtually, or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting.

The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting or if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

The Board has fixed the close of business on February 22, 2024, as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary General Meeting will be available for ten days before the Extraordinary General Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary General Meeting.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL AND, IF NECESSARY, THE ADJOURNMENT PROPOSAL ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, HAS DECLARED IT ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND, IF NECESSARY, “FOR” THE ADJOURNMENT PROPOSAL.

It is strongly recommended that you complete and return your proxy card or vote online without delay, no later than the time appointed for the Extraordinary General Meeting or adjourned meeting. Voting by proxy will not prevent you from voting your shares in person or through the virtual meeting platform if you subsequently choose to attend the Extraordinary General Meeting. If you fail to return your proxy card and do not attend the Extraordinary General Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. You may revoke a proxy at any time before it is voted at the Extraordinary General Meeting by executing and returning a proxy card dated later than the previous one, by attending the Extraordinary General Meeting and voting in person or through the virtual meeting platform, or by submitting a written revocation to Laurel Hill Advisory Group LLC, our proxy solicitor, by calling (855) 414-2266. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

Sincerely,

/s/ Dajiang Guo
Dajiang Guo
Chairman of the TMT Board

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on March 19, 2024: this notice of meeting, the accompany proxy statement and proxy card are available at https://www.cstproxy.com/tmtacquisitioncorp/2024.

TMT ACQUISITION CORP

A Cayman Islands Exempted Company

(Company Number 378229)

420 Lexington Ave, Suite 2446

New York, NY 10170

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON March 19, 2024

PROXY STATEMENT

To the Shareholders of TMT Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of TMT Acquisition Corp, a Cayman Islands exempted company, company number 378229 (the “Company,” “TMT,” ‘“we,” “us” or “our”), will be held at the offices of the Company, located at 420 Lexington Avenue, Suite 2446, New York, NY 10170, at 10:00 a.m. Eastern Time, on March 19, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will also be held virtually via live webcast. We hope that rather than attending in person, you can join us by using the following live webcast: https://www.cstproxy.com/tmtacquisitioncorp/2024.

The Extraordinary General Meeting will be held for the purposes of considering and voting upon, and if thought fit, passing and approving the following resolutions:

1.

The Extension Amendment Proposal: To resolve as a special resolution that the Company’s Second Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles”) be deleted in their entirety and the substitution in their place by the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto (the “Third A&R Memorandum and Articles”), which provides that the Company may elect to extend the date by which the Company has to consummate a business combination (the “Combination Period”) for a total of up to seven (7) times, as follow: (i) one (1) time for an additional three (3) months from March 30, 2024 to June 30, 2024; and subsequently (ii) six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024, if requested by the Sponsor (as defined herein) and upon two calendar days’ advance notice prior to the applicable deadline (such proposal, the “Extension Amendment Proposal”);

2.	The Adjournment Proposal: To resolve as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented to approve the Extension Amendment Proposal, (ii) if the holders of TMT’s public shares (the “Public Shareholders”) have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination. Each Extension requires fees to be put into the trust account established by the Company upon consummation of its IPO (“Trust Account”) in accordance with the terms of the A&R Memorandum and Articles and the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company (“CST”), dated as of March 27, 2023 (the “Trust Agreement”).

Pursuant to the A&R Memorandum and Articles and the Trust Agreement, TMT may, but is not obligated to, extend the Combination Period up to three times, each by an additional three months (for a total of up to 21 months), without submitting such proposed extensions to our shareholders for approval or offering our public shareholders redemption rights. Pursuant to the terms of the Trust Agreement, in order to extend the Combination Period, 2TM Holding LP, a Delaware limited (the “Sponsor”) or its affiliates or designees, upon ten (10) days advance notice prior to the applicable deadline, must deposit into the Trust Account $600,000 ($0.10 per share), on or prior to the date of the applicable deadline, for each three (3) month extension (or up to an aggregate of $1,800,000, or $0.30 per share, if we extend for the full nine (9) months). Any such payments would be made in the form of a promissory note. Any such promissory notes will be non-interest bearing and payable upon the consummation of our initial business combination.

On December 4, 2023, TMT announced that it had entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated December 1, 2023, by and among TMT, TMT Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of the SPAC (“Merger Sub”), and eLong Power Holding Limited, a Cayman Islands exempted company (“eLong Power”). The Merger Agreement provides that, among other things and upon the terms and subject to the satisfaction of certain customary conditions, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “eLong Power Business Combination”), and in accordance with the Cayman Companies Act, as amended):

(i)	Merger Sub will merge with and into eLong Power, the separate corporate existence of Merger Sub will cease, and eLong Power will be the surviving corporation and a wholly-owned subsidiary of TMT (the “Merger”);

(ii)	TMT will acquire all outstanding equity interests in eLong Power in exchange for ordinary shares of TMT with a value of $450,000,000 (based on an assumed value of $10.00 per ordinary share of TMT). Upon the effective time of the Merger (the “Effective Time”), all of the Class A Ordinary Shares, par value $0.00001 per share, of eLong Power (the “eLong Power Class A Ordinary Shares”) and Class B Ordinary Shares, par value $0.00001 per share, of the eLong Power (the “eLong Power Class B Ordinary Shares”) will be exchanged for 45,000,000 TMT Class A ordinary shares (“TMT Class A Ordinary Shares”) and TMT Class B ordinary shares (“TMT Class B Ordinary Shares”) (the “Initial Consideration”), respectively, less the number of TMT Class A Ordinary Shares reserved for issuance upon exercise of the Assumed Warrants (as defined below), allocated among the eLong Power’s shareholders on a pro rata basis;

(iii)	eLong Power currently has outstanding warrants (“eLong Power Warrants”), some of which may not be able to be exercised for eLong Power Class A Ordinary Shares prior to the Closing Date (as defined in the Merger Agreement) as certain commercial and regulatory approvals needed in the People’s Republic of China for such holders of eLong Power Warrants may not have been received. For that reason, if there are eLong Power Warrants outstanding on the Closing Date, TMT will assume such eLong Power Warrants (the “Assumed Warrants”) and reserve the number of TMT Class A Ordinary Shares from the Initial Consideration that will be issuable pursuant to the eLong Power Warrants once exercised;

(iv)	In addition to the Initial Consideration, the Majority Shareholder (as defined in the Merger Agreement) has the right to contingent earnout consideration of approximately $90,000,000 (based on an assumed value of $10.00 per ordinary share of TMT) (the “Earnout Consideration”). At the Effective Time (as defined in the Merger Agreement), an additional 9,000,000 TMT Class B Ordinary Shares (the “Earnout Shares”), shall be issued and held in escrow and will be released to the Majority Shareholder if and to the extent certain revenue-based milestones are achieved by the combined company and its subsidiaries during calendar years 2024 and 2025. In addition, the Majority Shareholder will be entitled to receive the Earnout Shares in the event there occurs any transaction resulting in a change of control during the period of time that the Earnout Shares are held in escrow; and

(v)	upon the Effective Time, TMT will immediately be renamed to a name chosen by “eLong Power Inc.”

On December 4, 2023 the Company filed a press release as Exhibit 99.1 on Form 8-K (the “Press Release”) for the purpose of announcing that the Company has entered into the Merger Agreement with eLong Power, pursuant to which the Company intends to consummation the eLong Power Business Combination as soon as reasonably practicable thereafter. The Company would like to extend the deadline for the Combination Period for a period of three (3) months from March 30, 2024 to June 30, 2024 and to further extend on a monthly basis for up to six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024.

Accordingly, the board of directors of the Company (the “Board”) has determined that it is in the best interests of TMT shareholders to approve the Extension Amendment Proposal so as to extend the date by which the Company must consummate an initial business combination in accordance with the provisions of the Third A&R Memorandum and Articles.

The holders of ordinary shares issued in the Company’s IPO (the “public shares”) may elect to redeem their public shares for their pro rata portion of the funds held in the Trust Account (including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes) (less up to US$61,200 of interest to pay dissolution expenses), less any taxes we anticipate will be owed, but have not yet been paid (calculated as of two business days prior to the Extraordinary General Meeting), if the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal, or be a holder of record on the record date to exercise their redemption rights. The per-share pro rata portion of the Trust Account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting) was approximately $[●]. The closing price of the Company’s ordinary shares on the record date was $[●]. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or virtually, or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting.

Even if the Extension Amendment Proposal is approved, the Company may, in its sole discretion, elect not to implement the Extension Amendment Proposal and extend the Company’s life by depositing additional funds into the Trust Account as set forth herein.

If the Extension Amendment Proposal is not approved and the Sponsor or its affiliates or designees do not elect to extend our corporate existence as described above, we may not be able to consummate the eLong Power Business Combination or another initial business combination by March 30, 2024, and, in accordance with A&R Memorandum and Articles, in such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$61,200 of interest to pay dissolution expenses), divided by the number of the public shares of the Company then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of the ordinary shares and the Board, dissolve and liquidate, as described in more detail in this proxy statement.

Prior to the IPO, in August 2021, the Sponsor purchased 1,437,500 Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.017 per share. In January 2022, the Sponsor acquired an additional 287,500 Ordinary Shares for no additional consideration, resulting in the Sponsor holding an aggregate of 1,725,000 Founder Shares, or approximately $0.014 per share. In addition, 225,000 of such Founder Shares were forfeited as the underwriters’ over-allotment option in the Issuer’s initial public offering was not exercised.

Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we have sought and will seek to have all vendors, service providers (other than our independent auditors), prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will enter into an agreement with a third party that has not executed a waiver only if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our public shares, if we have not completed our business combination within the required time period, or upon the exercise of a redemption right in connection with our business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the ten (10) years following redemption. Accordingly, the per-share redemption amount received by public shareholders could be less than the $10.20 per public share initially held in the Trust Account, due to claims of such creditors.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.20 per public share or (2) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of our company. The Sponsor may not have sufficient funds available to satisfy those obligations. We have not asked the Sponsor to reserve for such obligations, and therefore, no funds are currently set aside to cover any such obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our business combination and redemptions could be reduced to less than $10.20 per public share. In such an event, we may not be able to complete our business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our directors or officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

If the Extension Amendment Proposal is approved and the Combination Period is extended pursuant to the Third A&R Memorandum and Articles, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any redeemed public shares, if any, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$61,200 of interest to pay dissolution expenses) and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before March 30, 2024 Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Articles Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares of the Company represented virtually or by proxy to approve the Extension Amendment Proposal (ii) if the holders of TMT’s public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of Nasdaq; or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or virtually, or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting.

The Adjournment Proposal will only be put forth for a vote if there are insufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting or if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

To exercise your redemption rights, you must tender your public shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting. You may tender your public shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the public shares from your account in order to exercise your redemption rights.

The Board has fixed the close of business on February 22, 2024, as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary General Meeting will be available for ten (10) days before the Extraordinary General Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary General Meeting.

The accompanying proxy statement is dated March [●], 2024 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors,

/s/ Dajiang Guo
Dajiang Guo Chairman of TMT Board

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;
●	contain projections of future results of operations or financial condition; or
●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a Cayman Islands company incorporated on July 6, 2021, as an exempted company with limited liability. We were incorporated for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

In August 2021, the Company issued an aggregate of 1,437,500 ordinary shares, as Founder Shares, to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.017 per share. In January 2022, the Sponsor acquired an additional 287,500 Founder Shares for no additional consideration, resulting in the Sponsor holding an aggregate of 1,725,000 ordinary shares, or approximately $0.014 per share. In addition, 225,000 of such Founder Shares were forfeited as the underwriters’ over-allotment option in the Issuer’s initial public offering was not exercised.

On March 30, 2023, the Company consummated its initial public offering (the “IPO”) of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share, of the Company (the “Ordinary Shares”) and one right to receive two-tenths (2/10) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $60,000,000. The Company also granted the underwriters a 45-day option to purchase up to an additional 900,000 units to cover over-allotments, if any.

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Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (the “Private Placement”) of 370,000 Units (the “Placement Units”), each Placement Unit consisting of one Ordinary Share and one right, to the Sponsor at a price of $10.00 per Placement Unit, generating total proceeds of $3,700,000. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A total of $61,200,000 of the net proceeds from the IPO and the Private Placement were placed in a U.S.-based trust account established for the benefit of the Company’s public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Our management has broad discretion with respect to the specific application of the proceeds of the IPO and the Private Placement that are held out of the Trust Account, although substantially all the net proceeds are intended to be applied generally towards consummating a business combination and working capital.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates. We presently have no revenue and have had losses since inception from incurring formation and operating costs. We have relied upon the sale of our securities and loans from the Sponsor and other parties to fund our operations.

On April 27, 2023, the Company announced that holders of the Company’s units may elect to separately trade the ordinary shares and rights included in its units, commencing on or about May 1, 2023. The ordinary shares and rights are expected to trade on the Nasdaq Global Market (“Nasdaq”) under the symbols “TMTC” and “TMTCR,” respectively. Units not separated will continue to trade on Nasdaq under the symbol “TMTCU.” Holders of units will need to have their brokers contact the Company’s transfer agent, Continental Stock Transfer & Trust Co., in order to separate the holders’ Units into ordinary shares and rights.

On December 1, 2023, TMT entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among TMT, TMT Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of the SPAC (“Merger Sub”), and eLong Power Holding Limited, a Cayman Islands exempted company (“eLong Power”). The Merger Agreement provides that, among other things and upon the terms and subject to the satisfaction of certain customary conditions, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “eLong Power Business Combination”), and in accordance with the Cayman Companies Act, as amended):

(i)	Merger Sub will merge with and into eLong Power, the separate corporate existence of Merger Sub will cease, and eLong Power will be the surviving corporation and a wholly-owned subsidiary of TMT (the “Merger”);

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(ii)	TMT will acquire all outstanding equity interests in eLong Power in exchange for ordinary shares of TMT with a value of $450,000,000 (based on an assumed value of $10.00 per ordinary share of TMT). Upon the effective time of the Merger (the “Effective Time”), all of the Class A Ordinary Shares, par value $0.00001 per share, of eLong Power (the “eLong Power Class A Ordinary Shares”) and Class B Ordinary Shares, par value $0.00001 per share, of the eLong Power (the “eLong Power Class B Ordinary Shares”) will be exchanged for 45,000,000 TMT Class A ordinary shares (“TMT Class A Ordinary Shares”) and TMT Class B ordinary shares (“TMT Class B Ordinary Shares”) (the “Initial Consideration”), respectively, less the number of TMT Class A Ordinary Shares reserved for issuance upon exercise of the Assumed Warrants (as defined below), allocated among the eLong Power’s shareholders on a pro rata basis;

(iii)	eLong Power currently has outstanding warrants (“eLong Power Warrants”), some of which may not be able to be exercised for eLong Power Class A Ordinary Shares prior to the Closing Date (as defined in the Merger Agreement) as certain commercial and regulatory approvals needed in the People’s Republic of China for such holders of eLong Power Warrants may not have been received. For that reason, if there are eLong Power Warrants outstanding on the Closing Date, TMT will assume such eLong Power Warrants (the “Assumed Warrants”) and reserve the number of TMT Class A Ordinary Shares from the Initial Consideration that will be issuable pursuant to the eLong Power Warrants once exercised;

(iv)	In addition to the Initial Consideration, the Majority Shareholder (as defined in the Merger Agreement) has the right to contingent earnout consideration of approximately $90,000,000 (based on an assumed value of $10.00 per ordinary share of TMT) (the “Earnout Consideration”). At the Effective Time (as defined in the Merger Agreement), an additional 9,000,000 TMT Class B Ordinary Shares (the “Earnout Shares”), shall be issued and held in escrow and will be released to the Majority Shareholder if and to the extent certain revenue-based milestones are achieved by the combined company and its subsidiaries during calendar years 2024 and 2025. In addition, the Majority Shareholder will be entitled to receive the Earnout Shares in the event there occurs any transaction resulting in a change of control during the period of time that the Earnout Shares are held in escrow; and

(v)	upon the Effective Time, TMT will immediately be renamed to a name chosen by “eLong Power Inc.”

On December 4, 2023 the Company filed a press release as Exhibit 99.1 on Form 8-K (the “Press Release”) for the purpose of announcing that the Company has entered into the Merger Agreement with eLong Power, pursuant to which the Company intends to consummation the eLong Power Business Combination as soon as reasonably practicable thereafter. The Company would like to extend the deadline for the Combination Period for a period of three (3) months from March 30, 2024 to June 30, 2024 and to further extend on a monthly basis for up to six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024.

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RISK FACTORS

You should consider carefully all of the risks described in our (i) Registration Statement on Form S-1 (File No. 333-259879) filed by TMT in connection with its IPO, which became effective on March 27, 2023, and (ii) other reports TMT files with the SEC, before making a voting decision or redemption decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a business combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that a business combination will be consummated prior to the applicable deadlines. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. On December 1, 2023, the Company entered into the Merger Agreement with eLong Power, pursuant to which the Company intends to consummation the eLong Power Business Combination as soon as reasonably practicable thereafter. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the eLong Power Business Combination or any initial business combination. Even if the Extension Amendment, the eLong Power Business Combination or any business combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s Ordinary Shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Ordinary Shares issued as part of the units sold in our IPO, may adversely affect the liquidity of our Ordinary Shares. As a result, you may be unable to sell your Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

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In the event the Extension Amendment Proposal is approved and we amend our Articles, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with the Extension Amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Ordinary Shares, units and rights are listed on the Nasdaq Global Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Ordinary Shares include, among other things, the requirement to maintain at least 300 public shareholders, at least 600,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $50 million. Pursuant to the terms of the Articles, in the event the Extension Amendment Proposal is approved and the Articles are amended, holders of the public shares may elect to redeem their shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Ordinary Shares fail to meet Nasdaq’s continued listing requirements, our units and rights will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Ordinary Shares, units or rights will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Articles pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Ordinary Shares are “penny stock” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	a decreased ability to enter into a Business Combination or the termination of a business combination agreement if maintaining the listing of our securities on Nasdaq is one of closing conditions and not waived by the Business Combination target company.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Ordinary Shares, units and rights qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute, and we would be subject to regulation in each state in which we offer our securities.

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Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain Securities and Exchange Commission (“SEC”) and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has recently adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.

The SEC has recently adopted final rules (the “SPAC Final Rules”) relating to certain activities of special purpose acquisition companies. If we are delayed in consummating the business combination past the effective date of the SPAC Final Rules, the SPAC Final Rules may materially adversely affect our ability to negotiate and complete the Business Combination and may increase the costs and time related thereto. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such SPAC Final Rules may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted final rules (the “SPAC Final Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Final Rules will be effective 125 days following their publication in the Federal Register. If we are delayed in consummating the business combination past the effective date of the SPAC Final Rules, the SPAC Final Rules may materially adversely affect our ability to negotiate and complete the Business Combination and may increase the costs and time related thereto. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Final Rules, or pursuant to the SEC’s views expressed in the SPAC Final Rules, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our rights would expire worthless, and our shareholders would lose the investment opportunity associated with an investment in the target company, including potential price appreciation of our securities.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.

As described further above, the SPAC Final Rules relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Final Rules decided not to adopt a safe harbor from the “investment company” definition under Section 3(a)(1)(A) of the Investment Company Act, for SPACs that complied with the safe harbor’s conditions regarding SPAC’s asset classes, activities, primary engagement, and duration (including that in order to rely on the safe harbor, the SPAC would need to enter into a definitive business combination agreement within 18 months after its IPO and close the transaction within 24 months). Rather, the SEC guides that the investment company determination must be considered in light of the facts and circumstances and provides further guidance regarding what actions might push a SPAC toward investment company status.

Because the SPAC Final Rules are not yet in effect (the rules will be effective 125 days following their publication in the Federal Register), there is currently uncertainty concerning the applicability of the Investment Company Act to SPACs. If we are delayed in consummating the business combination until the SPAC Final Rules are in effect and/or if we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may be unable to consummate the initial business combination and instead be required to liquidate.

The Committee on Foreign Investment in the U.S. (“CFIUS”) or other regulatory agencies may modify, delay or prevent the Business Combination.

CFIUS or other regulatory agencies may modify, delay or prevent the Business Combination. CFIUS has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings in some circumstances, to charge filing fees when applicable and to self-initiate national security reviews of certain direct or indirect foreign investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines an investment to pose a threat to national security, CFIUS has the power to place restrictions on the investment or to recommend that the President of the United States order the transaction blocked or unwound. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of foreign beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS also has jurisdiction to review investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Although our Sponsor has its principal place of business in the U.S. it is controlled by, and has substantial ties with, a non-U.S. person based on its ownership. The Sponsor is controlled by its general partner, 2TM Management LLC, a Delaware limited liability company. 2TM Management LLC’s managing members are a non-U.S. person, and a U.S. lawful permanent resident, i.e., green card holder, and U.S. resident. While we cannot definitively predict whether TMT or the Sponsor may be deemed to be a “foreign person” at the time of the Business Combination, TMT does not believe that any of the facts or relationships with respect to the Business Combination would subject the Business Combination to regulatory review by any U.S. government entity or authority, including CFIUS, nor that the Business Combination ultimately would be prohibited should any such review take place.

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In the event that CFIUS does assert jurisdiction over the Business Combination, CFIUS may decide to modify or delay the Business Combination, impose conditions with respect to the Business Combination, request the President of the United States to prohibit the Business Combination or order TMT to divest all or a portion of the U.S. target business of the Business Combination that TMT acquired without first obtaining CFIUS approval or prohibit the Business Combination entirely.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, and TMT has only a limited time to complete its initial business combination. If TMT is unable to consummate the Business Combination or any other business combination within the applicable time period required under it’s A&R Memorandum and Articles, TMT would be required to wind up, redeem and liquidate. In such event, TMT shareholders would miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a business combination with TMT. Additionally, our rights will expire worthless, and our shareholders would lose the investment opportunity associated with an investment in the target company, including potential price appreciation of our securities.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q:	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A:	You are being asked to vote on each of the following proposals:

1.	The Extension Amendment Proposal: a proposal, by special resolution, to amend the A&R Memorandum and Articles to extend the termination date by which the Company has to consummate a business combination from March 30, 2024 to June 30, 2024 or December 30, 2024 (subject to valid extension having been made each time in the latter case);

2.	The Adjournment Proposal: a proposal, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented (either in person/virtually or by proxy) to approve the Extension Amendment Proposal (ii) if the holders of TMT’s public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq, or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

If the Extension Amendment Proposal is implemented, the Company will remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares, if any, the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the applicable deadline.

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We will not proceed with the Extension Amendment Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Even if the Extension Amendment Proposal is approved, the Company may, in its sole discretion, elect not to extend the Company’s corporate existence by depositing additional funds into the Trust Account as set forth herein.

If the Extension Amendment Proposal is approved and the Combination Period is extended pursuant to the Third A&R Memorandum and Articles, the removal of the Withdrawal Amount, if any, from the Trust Account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and we must remove the Withdrawal Amount. The amount remaining in the Trust Account may be only a small fraction of the approximately $[●] million that was in the Trust Account as of the record date. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and our Sponsor, officers and directors do not elect to extend our corporate existence as described above, we may not be able to consummate the eLong Power Business Combination or another initial business combination by the March 30, 2024 (the “Current Termination Date”). In such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding public shares at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$61,200 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Board, dissolve and liquidate.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $165,000 or (b) $0.10 per public share that is not redeemed, for the additional three (3) month extension from March 30, 2024 to June 30, 2024 and the lesser of (x) $55,000 or (y) $0.03 per public share that is not redeemed, for each month during the subsequent additional one (1) month extensions from June 30, 2024 to December 30, 2024 (“Contribution”), that is needed to complete an initial business combination. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. The amount of each Contribution will not bear interest to the Sponsor as a loan and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

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Q:	Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:	The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. The Company was incorporated on July 6, 2021, as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination, with one or more target businesses. In March 2023, the Company consummated its IPO from which it derived gross proceeds of $61,200,000. Like most blank check companies, our A&R Memorandum and Articles provide for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, the Current Termination Date). Pursuant to the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination three (3) times, each by an additional three (3) months, provided that the Sponsor or its affiliates or designees, upon ten (10) days advance notice prior to the applicable deadline, must deposit into the Trust Account $600,000 ($0.10 per share), on or prior to the date of the applicable deadline. The Sponsor would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit.

On December 4, 2023, the Company filed a press release as Exhibit 99.1 on Form 8-K, whereby the Company announced that it had entered into the Merger Agreement for the eLong Power Business Combination. The Company would consummate the eLong Power Business Combination as soon as reasonably practicable. The Company would like to extend the deadline extension of the Combination Period by three (3) months from March 30, 2024 to June 30, 2024 and to further extend on a monthly basis for up to six (6) times for an additional one (1) month from June 30, 2024 until December 30, 2024.

The Board believes that it is in the best interests of the shareholders to continue the Company’s existence until June 30, 2024 or until December 30, 2024 (subject to valid extension having been made each time in the latter case). Accordingly, the Board is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until June 30, 2024 or until December 30, 2024 (subject to valid extension having been made each time in the latter case).

YOU ARE NOT BEING ASKED TO VOTE ON THE ELONG POWER BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT IS IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE ELONG POWER BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE APPLICABLE DEADLINES.

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While we intend to consummate a business combination, there can be no assurance that the proposed transaction will be consummated. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal (ii) if the holders of TMT’s public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC, or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal. Accordingly, the Board is proposing the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until June 30, 2024 or until December 30, 2024 (subject to valid extension having been made each time in the latter case).

Q:	Why should I vote for the Extension Amendment Proposal?

A:

The Board believes that shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the Combination Period until June 30, 2024 or until December 30, 2024 (subject to valid extension having been made each time in the latter case) and to allow for the Redemptions. The Extension Amendment would give the Company additional time to complete a business combination by three (3) months to June 30, 2024 and thereafter, up to six (6) months, further extended on a monthly basis by an additional one month each time.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $165,000 or (b) $0.10 per public share that is not redeemed, for the additional three (3) month extension from March 30, 2024 to June 30, 2024 and the lesser of (x) $55,000 or (y) $0.03 per public share that is not redeemed, for each month during the subsequent additional one (1) month extensions from June 30, 2024 to December 30, 2024 (“Contribution”), that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account on or prior to the date of the applicable deadline. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. The amount of each Contribution will not bear interest to the Sponsor as a loan and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

Given the Company’s expenditure of time, effort, and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a proposed business combination, inasmuch as the Company is also affording shareholders who wish to redeem their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension Amendment is consistent with the spirit in which the Company offered its securities to the public.

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Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares of the Company represented (either in person/virtually or by proxy) to approve the Extension Amendment Proposal (ii) if the holders of TMT’s public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq, or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A:	All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal.

The Sponsor and each of the Company’s directors and executive officers are not entitled to redeem their shares in connection with the Extension Amendment Proposal. On the record date, the Sponsor owns 21.1% of the issued and outstanding Ordinary Shares.

Neither the Sponsor, directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to redeem their shares. Any public shares so purchased will be voted in favor of the Extension Amendment Proposal and will not be redeemed.

Q:	What vote is required to adopt each of the Extension Amendment Proposal and Adjournment Proposal?

A:	Approval of the Extension Amendment will require a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who are entitled to attend and vote, in person/virtually or represented by proxy, and who vote thereon, at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares, who are present in person/virtually, or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

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If you attend the Extraordinary Meeting virtually, or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your ordinary shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Extraordinary General Meeting in person/virtually, or by proxy, or if you do attend the Extraordinary General Meeting virtually, or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your ordinary shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your ordinary shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum.

If the Extension Amendment Proposal are approved and, following redemptions in connection with the Extension Amendment, the Company adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders, if any.

Q:	How are the funds in the Trust Account currently being held?

A:	To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company to hold the proceeds from the IPO in the Trust Account only in specified U.S. government treasury bills or in specified money market funds until the earlier of the consummation of the Company’s Business Combination or the liquidation of the Company.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than the Extension until June 30, 2024 or until December 30, 2024 (subject to valid extension having been made each time in the latter case) as described in this proxy statement, as of the date of this proxy statement, the Company does not anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

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Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If the Extension Amendment Proposal is not approved and the Sponsor or its affiliates or designees do not elect to extend our corporate existence as described above, we may not be able to consummate the eLong Power Business Combination or another initial business combination by the Current Termination Date. In such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding public shares at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$61,200 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Board, dissolve and liquidate.

The Sponsor waived its rights to participate in any liquidation distribution with respect to such shares.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved and the Combination Period is extended pursuant to the Third A&R Memorandum and Articles, the Company will continue to attempt to consummate an initial business combination until June 30, 2024 or until December 30, 2024 (subject to valid extension having been made each time in the latter case), or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by June 30, 2024 or until December 30, 2024 (subject to valid extension having been made each time in the latter case) and does not wish to seek an additional extension.

The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Units, Ordinary Shares, and rights will remain publicly traded until the applicable deadlines.

If the Extension Amendment Proposal is approved and the Combination Period is extended pursuant to the Third A&R Memorandum and Articles, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Sponsor.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $165,000 or (b) $0.10 per public share that is not redeemed, for the additional three (3) month extension from March 30, 2024 to June 30, 2024 and the lesser of (x) $55,000 or (y) $0.03 per public share that is not redeemed, for each month during the subsequent additional one (1) month extensions from June 30, 2024 to December 30, 2024 (“Contribution”), that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account on or prior to the date of the applicable deadline. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. The amount of each Contribution will not bear interest to the Sponsor as a loan and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

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Q:	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A:	Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Amendment Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to shareholders. If you disagree with the business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the A&R Memorandum and Articles.

Q:	How do I change my vote?

A:	You may change your vote at any time before your proxy is voted at the Extraordinary General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the Extraordinary General Meeting and casting your vote in person or through the virtual meeting platform or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Extraordinary General Meeting. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to our proxy solicitor,

LAUREL HILL ADVISORY GROUP, LLC
2 Robbins Lane, Suite 201

Jericho, New York 11753
Tel (855) 414-2266

Fax (516) 933-3108

Email: info@laurelhill.com

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes. Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who are present in person or virtually, or represented by proxy and entitled to vote thereon, and who vote thereon at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares, who are present in person or virtually, or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting.

Under Cayman Island law, abstentions and broker non-votes will not count as votes cast at the Extraordinary General Meeting, and accordingly will have no effect on the Extension Amendment Proposal and the Adjournment Proposal. If your shares are held by your broker as your nominee (that is, in “street name”), your broker cannot vote your ordinary with respect to non-discretionary matters unless you provide instructions on how to vote your shares in accordance with the procedures communicated to you by your broker. If you do not provide instructions with your proxy, your broker may submit a proxy card expressly indicating that it is NOT voting your ordinary shares; this indication that a broker is not voting your ordinary shares is referred to as a “broker non-vote.” Under Cayman Islands law, broker non-votes will have no effect on the Extension Amendment Proposal and the Adjournment Proposal. Because your broker or other nominee can vote your ordinary shares only if you provide voting instructions, it is important that you instruct your broker how to vote.

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Q:	What is a quorum requirement?

A:	A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of the Company issued and outstanding as of the record date and entitled to vote at the Extraordinary General Meeting are present in person (or virtually) or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (or virtually) at the Extraordinary General Meeting.

Q:	Who can vote at the Extraordinary General Meeting?

A:	TMT has fixed February 22, 2024, as the record date for the Extraordinary General Meeting. If you were a TMT shareholder at the close of business on the record date, you are entitled to vote on matters that come before the Extraordinary General Meeting. However, a shareholder may only vote his or her shares if he or she is present in person (or virtually) or is represented by proxy at the Extraordinary General Meeting.

Q:	Does the board recommend voting for the approval of the Extension Amendment Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of these proposals is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

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Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:	The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, the possibility of future compensatory arrangements. See Extraordinary General Meeting - Interests of the Company’s Directors and Officers

Q:	What if I object to the Extension Amendment Proposal? Do I have statutory appraisal rights or dissenters’ rights?

A:	There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law or under the A&R Memorandum and Articles. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	What do I need to do now?

A:	The Company urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., eastern time on March 15, 2024 (two business days before the Extraordinary General Meeting ), that TMT redeem your shares for cash, and (ii) submit your request in writing to TMT’s transfer agent, at the address listed at the end of this section and deliver your shares to TMT’s transfer agent (physically, or electronically through the DTC) at least two business days prior to the vote at the Extraordinary General Meeting.

Any corrected or changed written demand of redemption rights must be received by Continental Stock Transfer & Trust Company two business days prior to the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to Continental Stock Transfer & Trust Company at least two business days prior to the vote at the Extraordinary General Meeting.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Extension Amendment Proposal and whether or not they are holders of ordinary shares as of the record date. Any public shareholder who holds Company ordinary shares on or before March 15, 2024 (two business days before the Extraordinary General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, at the consummation of a business combination. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company (“CST”)
1 State Street, 30th floor, New York, NY 10004

Tel: 800.509.5586
Attn: [●]
E-Mail: cstmail@continentalstock.com

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Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Q:	What should I do if I receive more than one set of voting materials?

A:	TMT shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Ordinary Shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A:	TMT will pay the cost of soliciting proxies for the Extraordinary General Meeting. TMT has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. TMT has agreed to pay a fee of $14,500, plus fees and expenses (to be paid with non-trust account funds). TMT will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. TMT’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the Extension Amendment Proposal and the Adjournment Proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact TMT’s proxy solicitor at:

LAUREL HILL ADVISORY GROUP, LLC
2 Robbins Lane, Suite 201

Jericho, New York 11753
Tel (855) 414-2266

Fax (516) 933-3108

Email: info@laurelhill.com

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You also may obtain additional information about TMT from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your public shares, you will need to deliver your public shares (either physically or electronically) to Continental Stock Transfer & Trust Company (“CST”) at the address below prior to the Extraordinary General Meeting. Holders must complete the procedures for electing to redeem their public shares in the manner described above under the question “How do I exercise my redemption rights?” prior to 5:00 p.m., Eastern Time, on March 15, 2024 (two (2) business days before the Extraordinary General Meeting) in order for their shares to be redeemed. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company (“CST”)
1 State Street, 30th floor, New York, NY 10004

Tel: 800.509.5586
Attn: [●]
E-Mail: cstmail@continentalstock.com

THE EXTRAORDINARY GENERAL MEETING

This proxy is solicited by the Board in connection with the Extraordinary General Meeting for the purposes set forth in the accompanying Notice.

Date, Time and Place. The Extraordinary General Meeting of the Company’s shareholders will be held at the offices of the Company, located at 420 Lexington Avenue, Suite 2446, New York, NY 10170, at 10:00 a.m. Eastern Time, on March 19, 2024. The Extraordinary General Meeting will also be held virtually via live webcast. As such, you may attend the Extraordinary General Meeting by visiting the Extraordinary General Meeting website at https://www.cstproxy.com/tmtacquisitioncorp/2024 where you will be able to listen to the meeting live and vote during the meeting.

The Extraordinary General Meeting will be held for the purposes of considering and voting upon the following proposals:

1.	The Extension Amendment Proposal: a proposal, by special resolution, to amend the A&R Memorandum and Articles to extend the termination date by which the Company has to consummate a business combination from March 30, 2024 to June 30, 2024 or December 30, 2024 (subject to valid extension having been made each time in the latter case);

2.	The Adjournment Proposal: a proposal, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Extension Amendment Proposal (ii) if the holders of TMT’s public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination after the second extension of the Combination Period pursuant to the A&R Memorandum and Articles. Each Extension requires fees to be put into the Trust Account in accordance with the terms of the A&R Memorandum and Articles and the Trust Agreement.

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If the Extension Amendment is not approved and the Sponsor, its affiliates or its designees do not elect to extend the Company’s corporate existence as described above, we may not be able to consummate the eLong Power Business Combination or another initial business combination by the Current Termination Date, and, in accordance with A&R Memorandum and Articles, in such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding public shares at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$61,200 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Board, dissolve and liquidate, as described in more detail in this proxy statement.

If the Extension Amendment Proposal is approved, the Third A&R Memorandum and Articles, substantially in the form of Annex A hereto will be approved for adoption in their entirety and in substitution of the A&R Memorandum and Articles, so as to extend the Combination Period. In addition, if the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $165,000 or (b) $0.10 per public share that is not redeemed, for the additional three (3) month extension from March 30, 2024 to June 30, 2024 and the lesser of (x) $55,000 or (y) $0.03 per public share that is not redeemed, for each month during the subsequent additional one (1) month extensions from June 30, 2024 to December 30, 2024 (“Contribution”), that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account on or prior to the date of the applicable deadline. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. The amount of each Contribution will not bear interest to the Sponsor as a loan and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. The Company will then continue to attempt to consummate a business combination from March 30, 2024 to June 30, 2024 or December 30, 2024 (subject to valid extension having been made each time in the latter case), or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by March 30, 2024 to June 30, 2024 or December 30, 2024 (subject to valid extension having been made each time in the latter case) and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, and rights will remain publicly traded during the extension period. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

Our Board has determined that it is in the best interests of the Company and its shareholders to allow the Company to extend the current deadline of Combination Period by an additional three (3) months to June 30, 2024 and thereafter up to six (6) months, as further extended for on a monthly basis for by an additional one month each time, at the Company’s sole discretion.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned ordinary shares of the Company at the close of business on February 22, 2024, the record date for the Extraordinary General Meeting. At the close of business on the record date, there were 8,140,000 outstanding ordinary shares of the Company, each of which entitles its holder to cast one vote on each of the Extension Amendment Proposal and the Adjournment Proposal.

Attendance. Only holders of Ordinary Shares, their proxy holders and invited guests of the Company may attend the Extraordinary General Meeting. If you wish to attend the Extraordinary General Meeting virtually but you hold your shares through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Proxies; Board Solicitation. Your proxy is being solicited by the Board on each of the Extension Amendment Proposal and the Adjournment Proposal being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting. Laurel Hill Advisory Group, LLC is assisting the Company in the proxy solicitation process for the Extraordinary General Meeting. The Company will pay that firm approximately $14,500 in fees plus disbursements for such services.

Required Vote for Approval

Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who are present in person or virtually, or represented by proxy and entitled to vote thereon, and who vote thereon at the Extraordinary General Meeting. If presented, approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholder present at the Extraordinary General Meeting or represented by proxy (including virtually) at the Extraordinary General Meeting.

Under Cayman Islands law, abstentions and broker non-votes will not count as votes cast at the Extraordinary General Meeting, and accordingly will have no effect on the Extension Amendment Proposal and the Adjournment Proposal.

The Sponsor, the Company’s directors, executive officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor beneficially owned and was entitled to vote 1,347,000 Founder Shares and 370,000 private shares, for an aggregate of 1,717,000 issued and outstanding Ordinary Shares.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares into a portion of the Trust Account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Extraordinary General Meeting is 8,140,000. Each ordinary share is entitled to one vote. The presence in person or by proxy of a corporation or other non-natural person by its duly authorized representative or by proxy or virtual attendance at the Extraordinary General Meeting of the holders of a majority of the shares entitled to vote at the general meeting will constitute a quorum. There is no cumulative voting under the laws of Cayman Islands or the governing documents of the Company. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Voting Procedures

Each TMT ordinary share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of our ordinary shares that you own.

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If you are a holder of record of TMT Ordinary Shares on the TMT Record Date for the extraordinary general meeting, you may vote at the extraordinary general meeting in any of the following ways:

●

Vote by Mail: by signing, dating, and returning the enclosed proxy card in the accompanying prepaid reply envelope. By signing the proxy card and returning it in the enclosed prepaid envelope to the specified address, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your TMT Ordinary Shares will be voted as recommended by the TMT Board.

●	Vote by Internet: visit www.cstproxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time the day before the meeting (have your proxy card in hand when you visit the website);

●	Vote by Phone: by calling +1 (855) 414-2266 (have your proxy card in hand when you call);

●	Vote by e-Consent: With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://www.cstproxy.com/tmtacquisitioncorp/2024 to enjoy online access; or

●	Vote at the Extraordinary General Meeting: you can attend the Extraordinary General Meeting in person or via the virtual meeting platform and vote during the meeting by following the instructions on your proxy card. You can access the Extraordinary General Meeting by visiting the following website: https://www.cstproxy.com/tmtacquisitioncorp/2024. You will need your control number available for access. Instructions on how to virtually attend and participate at the Extraordinary General Meeting are available at https://www.cstproxy.com/tmtacquisitioncorp/2024.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to TMT’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to TMT’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of public shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” herein.

Redemption Rights

Pursuant to our A&R Memorandum and Articles, any holder of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account at Continental Stock Transfer & Trust Company (“CST”) less taxes payable, calculated as of two (2) business days prior to the Extraordinary General Meeting.

In order to exercise your redemption rights, you must:

●	submit a request in writing that we redeem your public shares for cash prior to 5:00 p.m., Eastern time on March 15, 2024 (two (2) business days before the Extraordinary General Meeting to Continental Stock Transfer & Trust Company (“CST”), our transfer agent at the following address:

Continental Stock Transfer & Trust Company (“CST”)
1 State Street, 30th floor, New York, NY 10004

Tel: 800.509.5586
Attn: [●]
E-Mail: cstmail@continentalstock.com

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●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental Stock Transfer & Trust Company (“CST”) in order to validly redeem its shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such a request by contacting our transfer agent at the phone number or address listed above.

If you exercise your redemption rights, your ordinary shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Extension Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment is not approved and we do not consummate an initial business combination by the Current Termination Date, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our rights will expire worthless.

Principal Executive Offices

Our principal executive offices are located at 420 Lexington Avenue, Suite 2446, New York, NY 10170. Our telephone number at such address is +1 (347) 627-0058.

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THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL

PROPOSAL 1: THE EXTENSION AMENDMENT

The Extension Amendment

The Company is proposing to amend the A&R Memorandum and Articles by adopting the Third A&R Memorandum and Articles in the form set forth in Annex A, which provides that the Company may elect to extend the date by which the Company has to consummate a business combination (the “Combination Period”) for a total of up to seven (7) times, as follow: (i) one (1) time for an additional three (3) months from March 30, 2024 to June 30, 2024; and subsequently (ii) six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024, if requested by the Sponsor and upon two calendar days’ advance notice prior to the applicable deadline.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$61,200 of interest to pay dissolution expenses), less any taxes we anticipate will be owed, but have not yet been paid, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the Redemptions.

The per-share pro rata portion of the Trust Account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting) was approximately $[●]. The closing price of the Company’s ordinary shares on the record date was $[●]. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Extension Amendment

Pursuant to the A&R Memorandum and Articles and the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination up to three (3) times, each by an additional three (3) months from March 30, 2024 to June 30, 2024, June 30, 2024 until September 30, 2024, and September 30, 2024 until December 30, 2024 without submitting such proposed extensions to our shareholders for approval or offering our public shareholders redemption rights. Pursuant to the terms of the Trust Agreement, in order to extend the time available to consummate an initial business combination, the Sponsor or its affiliates or designees, upon ten (10) days advance notice prior to the applicable deadline, must deposit into the Trust Account $600,000 ($0.10 per share), on or prior to the date of the applicable deadline, for each three month extension (or up to an aggregate of $1,800,000, or $0.30 per share, if we extend for the full nine months). Any such payments would be made in the form of a promissory note. Any such promissory notes will be non-interest bearing and payable upon the consummation of our initial business combination.

On December 4, 2023, TMT announced that it had entered into an Merger Agreement, dated December 1, 2023, by and among TMT, Merger Sub, and eLong Power. If approved, the Company would then consummate the eLong Power Business Combination as soon as reasonably practicable thereafter. As a result, our Board of Directors has determined that it is in the best interests of the Company and its shareholders to allow the Company to extend the time to complete a business combination for an additional three (3) months to June 30, 2024 and thereafter an additional one month as further extended on a monthly basis up to six (6) times.

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The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider the eLong Power Business Combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond March 30, 2024, to June 30, 2024 or December 30, 2024 (subject to valid extension having been made each time in the latter case). The Company and its officers and directors agreed that it would not seek to amend the A&R Memorandum and Articles to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Amendment Is Not Approved

If the Extension Amendment is not approved and the Sponsor, its affiliates or its designees do not elect to extend the Company’s corporate existence as described above, we may not be able to consummate the eLong Power Business Combination or another initial business combination by the Current Termination Date, and, in accordance with A&R Memorandum and Articles, in such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Board, dissolve and liquidate, as described in more detail in this proxy statement.

The Sponsor has waived its rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event we wind up.

If the Extension Amendment Is Approved

If the Extension Amendment Proposal is approved, the Third A&R Memorandum and Articles, substantially in the form of Annex A hereto will be approved for adoption in their entirety and in substitution of the A&R Memorandum and Articles, so as to extend the Combination Period. In addition, if the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $165,000 or (b) $0.10 per public share that is not redeemed, for the additional three (3) month extension from March 30, 2024 to June 30, 2024 and the lesser of (x) $55,000 or (y) $0.03 per public share that is not redeemed, for each month during the subsequent additional one (1) month extensions from June 30, 2024 to December 30, 2024 (“Contribution”), that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account on or prior to the date of the applicable deadline. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. The amount of each Contribution will not bear interest to the Sponsor as a loan and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. The Company will then continue to attempt to consummate a business combination from March 30, 2024 to June 30, 2024 or December 30, 2024 (subject to valid extension having been made each time in the latter case), or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by March 30, 2024 to June 30, 2024 or December 30, 2024 (subject to valid extension having been made each time in the latter case) and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, and rights will remain publicly traded during the extension period. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

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Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Termination Date, our Sponsor, affiliates or designee would be required to deposit additional funds into the Trust Account to continue the Company’s corporate existence, or allow us to liquidate. Pursuant to the A&R Memorandum and Articles and the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination up to three (3) times, each by an additional three (3) months (for a total of up to 21 months) without submitting such proposed extensions to our shareholders for approval or offering our public shareholders redemption rights. Pursuant to the A&R Memorandum and Articles and the terms of the Trust Agreement, in order to extend the time available to consummate an initial business combination, the Sponsor, or its affiliates or designees, upon ten (10) days advance notice prior to the applicable deadline, must deposit into the Trust Account $600,000 ($0.10 per share), on or prior to the date of the applicable deadline, for each three (3) month extension (or up to an aggregate of $1,800,000, or $0.30 per share, if we extend for the full nine months). Any such payments would be made in the form of a promissory note. Any such promissory notes will be non-interest bearing and payable upon the consummation of our initial business combination.

●	If the Extension Amendment Proposal is not approved and we do not consummate a business combination by The Current Termination Date, the Sponsor or its affiliates or designees would be required to deposit additional funds into the Trust Account to continue our corporate existence or allow us to liquidate. If we liquidated prior to completion of a business combination, 1,500,000 ordinary shares held by our initial shareholders which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless because the initial shareholders and the Sponsor have agreed to waive their rights to any liquidation distributions. Such shares had an aggregate market value of approximately $[●] based on the closing price of the ordinary shares of $[●] on Nasdaq as of the record date.

●	If the Extension Amendment Proposal is not approved, we do not consummate a business combination by The Current Termination Date and the time to complete a business combination is not extended as described above, the Sponsor will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by TMT for services rendered or contracted for or products sold to TMT.

●	The Sponsor and TMT’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on TMT’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Extension Amendment Proposal is not approved, we do not consummate a business combination by the Current Termination Date, and the time to complete a business combination is not extended as described above, they will not have any claim against the Trust Account for reimbursement.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT PROPOSAL IS IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR IF THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE APPLICABLE DEADLINE.

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If the Extension Amendment is approved, and the Combination Period is extended pursuant to the Third A&R Memorandum and Articles, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] million that was in the Trust Account as of the record date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment (after taking into account the redemption of public shares).

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that the Company’s Second Amended and Restated Memorandum and Articles of Association be deleted in their entirety and the substitution in their place by the third amended and restated memorandum and articles of association of the Company in the form attached as Annex A hereto, which provides that the Company may elect to extend the date by which the Company has to consummate a business combination for a total of up to seven (7) times, as follow: (i) one (1) time for an additional three (3) months from March 30, 2024 to June 30, 2024; and subsequently (ii) six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024, if requested by the Sponsor (as defined herein) and upon two calendar days’ advance notice prior to the applicable deadline.”

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Amendment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary meeting to a later date or dates, if necessary or appropriate, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented (either in person or virtually, or by proxy) to approve the Extension Amendment Proposal (ii) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

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Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If there are insufficient votes to approve the Extension Amendment Proposal, the Extension Amendment would not be implemented.

Required Vote

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person (virtually), or represented by proxy (virtually), and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor agreed to vote any Ordinary Shares owned in favor of the Adjournment Proposal. As of the date hereof, our Sponsor owns approximately 21.1% of the issued and outstanding Ordinary Shares and have not purchased any public shares but may do so at any time.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented (either in person or virtually, or by proxy) to approve the Extension Amendment Proposal (ii) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.”

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our Sponsor, directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals.

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BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this section to “we,” “our” or “us” refer to the TMT Acquisition Corp.

The Company is a blank check company incorporated on July 6, 2021, as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act because the Company has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Proposed Business” in the Company’s Registration Statement on Form S-1 (File No. 333-259879) filed by the Company in connection with its IPO, which became effective on March 27, 2023, as filed with the SEC on March 25, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors; and

●	all our officers and directors as a group.

As of February 22, 2024, the record date, there was a total of 8,140,000 ordinary shares outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The beneficial ownership of our Ordinary Shares is based on an aggregate of 8,140,000 Ordinary Shares issued and outstanding as of the date hereof.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned		Approximate Percentage of Outstanding Beneficial Ownership
2TM Holding LP	1,717,000	(2)	21.1%
Dajiang Guo	—		—%
Jichuan Yang	—		—%
James Burns	—		—
Christopher Constable	—		—
Kenan Gong	—		—

All current directors and executive officers as a group (5 persons)	—		—%

Karpus Management, Inc., d/b/a Karpus Investment Management (4)	789,722		9.7%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 420 Lexington Ave Suite 2446, New York, NY 10170.

(2)	The interests shown consist of Founder Shares and Private Placement shares.

(3)	Each of Linan Gong and Dahe Zhang may be deemed to beneficially own shares held by our sponsor by virtue of his control over 2TM Management LLC, the general partner of our sponsor, as its managing members. Each of Mr. Gong and Mr. Zhang disclaims beneficial ownership of our ordinary shares held by our sponsor other than to the extent of his pecuniary interest in such shares.

(4)	Based on a Schedule 13G filed by the reporting person. The address for the reporting person is 183 Sully’s Trail, Pittsford, New York 14534.

30

SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving the initial business combination. Accordingly, the Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting an initial proposal for inclusion in the proxy statement for its next annual general meeting following the completion of a business combination. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to shareholders at the Company’s 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the charter. The Company anticipates that the 2024 annual general meeting will be held no later than December 31, 2024. Assuming the 2024 annual general meeting is held on or before such date, such proposals must be received by the Company at its executive offices a reasonable time before the Company begins to print and send its proxy materials for the 2024 annual general meeting.

If the Extension is not approved and we do not consummate an initial business combination by the Current Termination Date, and the Sponsor, affiliates or designees do not deposit additional funds into the Trust Account as described above, then the Company will cease all operations except for the purpose of winding up and there will be no 2024 annual general meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at its principal executive offices at 420 Lexington Avenue, Suite 2446, New York, NY 10170, telephone: +1 (347) 627-0058.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the proposals by contacting the Company’s proxy solicitor at the following:

LAUREL HILL ADVISORY GROUP, LLC
2 Robbins Lane, Suite 201

Jericho, New York 11753
Tel (855) 414-2266

Fax (516) 933-3108

Email: info@laurelhill.com

31

ANNEX A

Companies Act (revised)

Company Limited by Shares

THIRD AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TMT ACQUISITION CORP

Adopted by special resolution dated [ ], 2024

[182898.00001]

Companies Act (Revised)

Company Limited by Shares

Third Amended and Restated

Memorandum of Association

of

TMT Acquisition Corp

Adopted by special resolution on [   ] 2024

1	The name of the Company is TMT Acquisition Corp.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The share capital of the Company is US$15,100 divided into 1,000,000 Preference Shares of par value US$0.0001 each and 150,000,000 Ordinary Shares of par value US$0.0001 each. Subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares; and

(b)	to increase or reduce its capital; and

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (revised)

Company Limited by ShareS

THIRD Amended and Restated

articles of Association

of

TMT ACQUISITION CORP

Adopted by special resolution on [   ] 2024

CONTENTS

1.	Definitions, interpretation and exclusion of Table A	A-1
	Definitions	A-1
	Interpretation	A-4
	Exclusion of Table A Articles	A-5
2.	Commencement of Business	A-6
3.	Shares	A-6
	Power to issue Shares and options, with or without special rights	A-6
	Power to issue fractions of a Share	A-6
	Power to pay commissions and brokerage fees	A-7
	Trusts not recognised	A-7
	Power to vary class rights	A-7
	Effect of new Share issue on existing class rights	A-7
	No bearer Shares or warrants	A-8
	Treasury Shares	A-8
	Rights attaching to Treasury Shares and related matters	A-8
	Designation of Preference Shares Rights	A-9
4.	Register of Members	A-10
5.	Share certificates	A-10
	Issue of share certificates	A-10
	Renewal of lost or damaged share certificates	A-10
6.	Lien on Shares	A-11
	Nature and scope of lien	A-11
	Company may sell Shares to satisfy lien	A-11
	Authority to execute instrument of transfer	A-11
	Consequences of sale of Shares to satisfy lien	A-11
	Application of proceeds of sale	A-12
7.	Calls on Shares and forfeiture	A-12
	Power to make calls and effect of calls	A-12
	Time when call made	A-12
	Liability of joint holders	A-12
	Interest on unpaid calls	A-12
	Deemed calls	A-13
	Power to accept early payment	A-13
	Power to make different arrangements at time of issue of Shares	A-13
	Notice of default	A-13
	Forfeiture or surrender of Shares	A-13
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	A-13
	Effect of forfeiture or surrender on former Member	A-14
	Evidence of forfeiture or surrender	A-14
	Sale of forfeited or surrendered Shares	A-14
8.	Transfer of Shares	A-15
	Form of transfer	A-15
	Power to refuse registration	A-15
	Power to suspend registration	A-15
	Company may retain instrument of transfer	A-15
9.	Transmission of Shares	A-15
	Persons entitled on death of a Member	A-15
	Registration of transfer of a Share following death or bankruptcy	A-16
	Indemnity	A-16
	Rights of person entitled to a Share following death or bankruptcy	A-16
10.	Alteration of capital	A-16
	Increasing, consolidating, converting, dividing and cancelling share capital	A-16
	Dealing with fractions resulting from consolidation of Shares	A-17
	Reducing share capital	A-17

i

11.	Redemption and purchase of own Shares	A-17
	Power to issue redeemable Shares and to purchase own Shares	A-17
	Power to pay for redemption or purchase in cash or in specie	A-18
	Effect of redemption or purchase of a Share	A-18
12.	Meetings of Members	A-18
	Power to call meetings	A-18
	Content of notice	A-19
	Period of notice	A-20
	Persons entitled to receive notice	A-20
	Publication of notice on a website	A-20
	Time a website notice is deemed to be given	A-21
	Required duration of publication on a website	A-21
	Accidental omission to give notice or non-receipt of notice	A-21
13.	Proceedings at meetings of Members	A-21
	Quorum	A-21
	Lack of quorum	A-22
	Use of technology	A-22
	Chairman	A-22
	Right of a director to attend and speak	A-22
	Adjournment and Postponement	A-22
	Method of voting	A-23
	Taking of a poll	A-23
	Chairman’s casting vote	A-23
	Amendments to resolutions	A-23
	Written resolutions	A-24
	Sole-member company	A-24
14.	Voting rights of Members	A-24
	Right to vote	A-24
	Rights of joint holders	A-25
	Representation of corporate Members	A-25
	Member with mental disorder	A-25
	Objections to admissibility of votes	A-25
	Form of proxy	A-26
	How and when proxy is to be delivered	A-26
	Voting by proxy	A-27
15.	Number of directors	A-27
16.	Appointment, disqualification and removal of directors	A-27
	No age limit	A-27
	Corporate directors	A-27
	No shareholding qualification	A-27
	Appointment and removal of directors	A-27
	Resignation of directors	A-28
	Termination of the office of director	A-29
17.	Alternate directors	A-29
	Appointment and removal	A-29
	Notices	A-30
	Rights of alternate director	A-30
	Appointment ceases when the appointor ceases to be a director	A-30
	Status of alternate director	A-31
	Status of the director making the appointment	A-31

ii

18.	Powers of directors	A-31
	Powers of directors	A-31
	Appointments to office	A-31
	Remuneration	A-32
	Disclosure of information	A-32
19.	Delegation of powers	A-33
	Power to delegate any of the directors’ powers to a committee	A-33
	Power to appoint an agent of the Company	A-33
	Power to appoint an attorney or authorised signatory of the Company	A-33
	Power to appoint a proxy	A-34
20.	Meetings of directors	A-34
	Regulation of directors’ meetings	A-34
	Calling meetings	A-34
	Notice of meetings	A-34
	Period of notice	A-34
	Use of technology	A-35
	Place of meetings	A-35
	Quorum	A-35
	Voting	A-35
	Validity	A-35
	Recording of dissent	A-35
	Written resolutions	A-35
	Sole director’s minute	A-36
21.	Permissible directors’ interests and disclosure	A-36
	Permissible interests subject to disclosure	A-36
	Notification of interests	A-36
	Voting where a director is interested in a matter	A-37
22.	Minutes	A-37
23.	Accounts and audit	A-37
	No automatic right of inspection	A-37
	Sending of accounts and reports	A-37
	Validity despite accidental error in publication on website	A-38
	Audit	A-38
24.	Financial year	A-39
25.	Record dates	A-39
26.	Dividends	A-39
	Declaration of dividends by Members	A-39
	Payment of interim dividends and declaration of final dividends by directors	A-39
	Apportionment of dividends	A-40
	Right of set off	A-40
	Power to pay other than in cash	A-40
	How payments may be made	A-40
	Dividends or other moneys not to bear interest in absence of special rights	A-41
	Dividends unable to be paid or unclaimed	A-41
27.	Capitalisation of profits	A-41
	Capitalisation of profits or of any share premium account or capital redemption reserve	A-41
	Applying an amount for the benefit of members	A-42
28.	Share premium account	A-42
	directors to maintain share premium account	A-42
	Debits to share premium account	A-42

iii

29.	Seal	A-42
	Company seal	A-42
	Duplicate seal	A-43
	When and how seal is to be used	A-43
	If no seal is adopted or used	A-43
	Power to allow non-manual signatures and facsimile printing of seal	A-43
	Validity of execution	A-43
30.	Indemnity	A-44
	Indemnity	A-44
	Release	A-44
	Insurance	A-44
31.	Notices	A-45
	Form of notices	A-45
	Electronic communications	A-45
	Persons authorised to give notices	A-45
	Delivery of written notices	A-45
	Joint holders	A-45
	Signatures	A-46
	Evidence of transmission	A-46
	Giving notice to a deceased or bankrupt Member	A-46
	Date of giving notices	A-46
	Saving provision	A-47
32.	Authentication of Electronic Records	A-47
	Application of Articles	A-47
	Authentication of documents sent by Members by Electronic means	A-47
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	A-47
	Manner of signing	A-48
	Saving provision	A-48
33.	Transfer by way of continuation	A-48
34.	Winding up	A-48
	Distribution of assets in specie	A-48
	No obligation to accept liability	A-49
	The directors are authorised to present a winding up petition	A-49
35.	Amendment of Memorandum and Articles	A-49
	Power to change name or amend Memorandum	A-49
	Power to amend these Articles	A-49
36.	Mergers and Consolidations	A-49
37.	Business Combination	A-49
38.	Certain Tax Filings	A-53
39.	Business Opportunities	A-53

iv

Companies Act (Revised)

Company Limited by Shares

Third Amended and Restated

Articles of Association

of

TMT Acquisition Corp

Adopted by special resolution on [   ] 2024

1.	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands.

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles means, as appropriate:

(a)	these Amended and Restated Articles of Association as amended, restated, supplemented and/or otherwise modified from time to time: or

(b)	two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles.

Audit Committee means the audit committee of the board of directors of the Company established pursuant to Article 23.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

A-1

Business Combination means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (each a target business), which Business Combination: (a) must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account); and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

Business Day means a day other than a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City, a Saturday or a Sunday.

Clear Days, in relation to a period of notice, means that period excluding:

(a)	the day when the notice is given or deemed to be given; and

(b)	the day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Communication Facilities means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all persons participating in a meeting are capable of hearing and being heard by each other;

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised).

Equity-linked Securities means any debt or equity securities that are convertible, exercisable or exchangeable for Ordinary Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Founders means all Members immediately prior to the consummation of the IPO.

A-2

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Investor Group means the Sponsor and its Affiliates, successors and assigns.

IPO means the Company’s initial public offering of securities.

IPO Redemption has the meaning given to it in Article 37.6.

Islands means the British Overseas Territory of the Cayman Islands.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the Amended and Restated Memorandum of Association of the Company as amended, restated, supplemented and/or otherwise modified from time to time.

Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Ordinary Share means an ordinary share of a par value of US$0.0001 in the share capital of the Company.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 3.4) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company.

Public Share means an Ordinary Share issued as part of the units (as described in Article 3.4) issued in the IPO.

Redemption Price has the meaning given to it in Article 37.6.

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

A-3

Representative means a representative of the Underwriters.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means an Ordinary Share or a Preference Share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act; and the expression includes a unanimous written resolution.

Sponsor means 2TM Holding LP, a Delaware limited partnership.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 3.14.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Virtual Meeting means any general meeting of the Members at which the Members (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any Directors) are permitted to attend and participate solely by means of Electronic Communication Facilities.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

A-4

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an Electronic Signature.

(k)	Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

(l)	The term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

(m)	The term “present” means, in respect of any person attending a meeting, such person’s presence at a general meeting of Members (or any meeting of the holders of any class of Shares), which may be satisfied by means of such person or, if a corporation or other non-natural person, its duly authorized representative (or, in the case of any Member, a proxy which has been validly appointed by such Member in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities.

Exclusion of Table A Articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

A-5

2.	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the directors see fit.

2.2	The directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3.	Shares

Power to issue Shares and options, with or without special rights

3.1	Subject to the provisions, if any, in the Act the Memorandum (and to any direction that may be given by the Company in general meeting), these Articles and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

3.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

3.3	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

3.4	The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

Power to issue fractions of a Share

3.5	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

A-6

Power to pay commissions and brokerage fees

3.6	The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

3.7	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

3.8	Except as required by Applicable Law:

(a)	the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Act) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

3.9	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

3.10	For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, at the meeting may demand a poll.

Effect of new Share issue on existing class rights

3.11	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class. For the avoidance of doubt, the creation, designation or issuance of any Preference Shares with rights and privileges ranking in priority to any existing class of Shares pursuant to Article 3.19 shall not be deemed to be a variation of the rights of such existing class.

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Capital contributions without issue of further Shares

3.12	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares, it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class, it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

3.13	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

3.14	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

3.15	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

3.16	The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

3.17	Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

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3.18	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

Designation of Preference Shares Rights

3.19	Before any Preference Shares of any series are issued, the Directors shall fix, by resolution or resolutions, the following provisions of such series:

(a)	the designation of such series and the number of Preference Shares to constitute such series;

(b)	whether the shares of such series shall have voting rights, in addition to any voting rights provided by Act, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any Shares of any other class of Shares or any other series of Preference Shares;

(d)	whether the Preference Shares or such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	the amount or amounts payable upon Preference Shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f)	whether the Preference Shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the Preferred Shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation of the retirement or sinking fund;

(g)	whether the Preference Shares of such series shall be convertible into, or exchangeable for, Shares of any other class of Shares or any other series of Preference Shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any Preference Shares or such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or Shares of any other class of Shares or any other series of Preference Shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional Shares, including additional shares of such series or of any other class of Shares or any other series of Preference Shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions of any other class of Shares or any other series of Preference Shares.

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4.	Register of Members

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

4.2	The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5.	Share certificates

Issue of share certificates

5.1	Upon being entered in the Register of Members as the holder of a Share, a Member shall be entitled:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

5.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

5.3	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

5.4	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

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6.	Lien on Shares

Nature and scope of lien

6.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those moneys are presently payable.

6.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

6.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

6.4	The Shares may be sold in such manner as the directors determine.

6.5	To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

6.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

6.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

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Application of proceeds of sale

6.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)	if no certificate for the Shares was issued, at the date of the sale; or

(b)	if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

7.	Calls on Shares and forfeiture

Power to make calls and effect of calls

7.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

7.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

7.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

7.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

7.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

7.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

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Deemed calls

7.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

7.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

7.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

7.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

7.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

7.12	If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

7.13	The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

7.14	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

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Effect of forfeiture or surrender on former Member

7.15	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

7.16	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those moneys before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

7.17	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

7.18	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

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8.	Transfer of Shares

Form of transfer

8.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

8.2	The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

8.3	If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

8.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

8.5	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

9.	Transmission of Shares

Persons entitled on death of a Member

9.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

9.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

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Registration of transfer of a Share following death or bankruptcy

9.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

9.4	That person must produce such evidence of his entitlement as the directors may properly require.

9.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

9.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

9.7	All these Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

9.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

9.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

10.	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

10.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

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(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

10.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)	distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

10.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

11.	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

11.1	Subject to the Act and Article 37, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

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11.2	With respect to redeeming, repurchasing or surrendering of Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 37.3;

(b)	Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that such shares will represent 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of Tender Offer in the circumstances set out in Article 37.2(b).

Power to pay for redemption or purchase in cash or in specie

11.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 11.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

11.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

11.5	For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 11.2(a), 11.2(b) and 11.2(c) above shall not require further approval of the Members.

12.	Meetings of Members

Power to call meetings

12.1	To the extent required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting.

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12.2	The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

12.3	Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

12.4	All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

12.5	The directors may call a general meeting at any time.

12.6	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

12.7	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

12.8	The requisition must be in writing and given by one or more Members who together hold at least 40% of the rights to vote at such general meeting.

12.9	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)	be delivered in accordance with the notice provisions.

12.10	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

12.11	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 40% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

12.12	Members seeking to bring business before the annual general meeting or to nominate candidates for election as directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

12.13	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

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(b)	if the meeting is to be held in two or more places, or any meeting at which Electronic Communication Facilities will be utilized (including any Virtual Meeting), the Electronic Communication Facilities that will be used to facilitate the meeting, including the procedures to be followed by any Member or other participant of the meeting who wishes to utilize such Electronic Communication Facilities for the purposes of attending and participating in such meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

12.14	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

12.15	At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Persons entitled to receive notice

12.16	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

12.17	Subject to the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

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(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

12.18	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

12.19	A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

12.20	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

12.21	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

12.22	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

13.	Proceedings at meetings of Members

Quorum

13.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy at the meeting. One or more Members who together hold not less than one-third of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 37.9 shall be a majority of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

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Lack of quorum

13.2	If a quorum is not present at the meeting within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present at the meeting within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

13.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Chairman

13.4	The chairman of a general meeting (including any Virtual Meeting) shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present at the meeting within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting. The chairman of the meeting shall be entitled to attend and participate at any such general meeting by means of Electronic Communication Facilities, and to act as the chairman of such general meeting, in which event the chairman of the meeting shall be deemed to be present at the meeting.

13.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

13.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment and Postponement

13.7	The chairman may at any time adjourn a meeting. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

13.8	Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

13.9	If, prior to a Business Combination, a notice is issued in respect of a general meeting and the directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

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13.10	When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The directors may postpone a general meeting which has already been postponed.

Method of voting

13.11	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

13.12	A poll demanded on the question of adjournment shall be taken immediately.

13.13	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

13.14	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

13.15	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

13.16	If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

13.17	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

13.18	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

13.19	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

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Written resolutions

13.20	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote :

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

13.21	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

13.22	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

13.23	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

14.	Voting rights of Members

Right to vote

14.1	Subject to any rights or restrictions attached to any Member’s Shares, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

14.2	Members may vote in person or by proxy.

14.3	Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

14.4	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

14.5	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

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Rights of joint holders

14.6	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

14.7	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

14.8	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

14.9	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

14.10	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

14.11	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

14.12	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

14.13	If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

14.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

14.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

14.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

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Form of proxy

14.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

14.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying these Articles about authentication of Electronic Records.

14.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

14.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

14.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

(ii)	to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

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14.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

14.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

14.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

15.	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum shall be ten.

16.	Appointment, disqualification and removal of directors

No age limit

16.1	There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

16.2	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, these Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to these Articles about directors’ meetings.

No shareholding qualification

16.3	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

16.4	All directors shall hold office for a term of two years from appointment. They shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

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16.5	After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director.

16.6	Without prejudice to the Company’s power to appoint a person to be a director pursuant to these Articles, the directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

16.7	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

16.8	A remaining director may appoint a director even though there is not a quorum of directors.

16.9	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

16.10	For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

16.11	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

16.12	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

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Termination of the office of director

16.13	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)	all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with these Articles or by a resolution in writing signed by all of the other directors.

17.	Alternate directors

Appointment and removal

17.1	Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 17.4(c)).

17.2	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 17.4.

17.3	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 17.1.

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17.4	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

17.5	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

17.6	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

17.7	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

17.8	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

17.9	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

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Status of alternate director

17.10	An alternate director shall carry out all functions of the director who made the appointment.

17.11	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

17.12	An alternate director is not the agent of the director appointing him.

17.13	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

17.14	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

18.	Powers of directors

Powers of directors

18.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

18.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

18.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as vice-chairman of the board of directors;

(c)	as managing director;

(d)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

18.4	The appointee must consent in writing to holding that office.

18.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

18.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

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18.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

(b)	to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

18.8	The Secretary or Officer must consent in writing to holding that office.

18.9	A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

Remuneration

18.10	The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

18.11	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

18.12	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

18.13	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

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19.	Delegation of powers

Power to delegate any of the directors’ powers to a committee

19.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Persons on the committee may include non-directors so long as the majority of those persons are directors.

19.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

19.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

19.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

19.5	The directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of directors as the directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law.

Power to appoint an agent of the Company

19.6	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

19.7	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

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(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

19.8	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

19.9	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

19.10	Articles 17.1 to 17.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

19.11	A proxy is an agent of the director appointing him and is not an Officer.

20.	Meetings of directors

Regulation of directors’ meetings

20.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

20.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

20.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

20.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

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Use of technology

20.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

20.6	A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

20.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

20.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

20.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

20.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

20.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

20.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

20.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

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20.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

20.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

21.	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

21.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

21.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

21.3	Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

21.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

21.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

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Voting where a director is interested in a matter

21.6	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

21.7	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

22.	Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

23.	Accounts and audit

Accounting and other records

23.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

23.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

23.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

23.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

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23.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

23.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

23.7	The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

23.8	Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

23.9	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

23.10	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

23.11	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

23.12	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

23.13	Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

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24.14	Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the directors, with any director interested in such payment abstaining from such review and approval.

24.15	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

24.	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

25.	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)	calling a general meeting;

(b)	declaring or paying a dividend;

(c)	making or issuing an allotment of Shares; or

(d)	conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

26.	Dividends

Declaration of dividends by Members

26.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

26.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

26.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

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26.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non- preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

26.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

26.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

26.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

26.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

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26.9	For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any Applicable Law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

26.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

26.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

26.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

26.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

26.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

27.	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

27.1	The directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

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The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

27.2	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

27.3	Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

28.	Share premium account

directors to maintain share premium account

28.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

28.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

28.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

29.	Seal

Company seal

29.1	The Company may have a seal if the directors so determine.

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Duplicate seal

29.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

29.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

If no seal is adopted or used

29.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

29.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

29.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

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30.	Indemnity

Indemnity

30.1	To the extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary, director or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s, director’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary, director or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere.

Such indemnity only applies if the directors are of the view that, in the absence of fraud, wilful default or wilful neglect, such existing or former Secretary, director or Officer acted honestly and in good faith with a view to what the person believes is in the best interests of the Company and, in the case of criminal proceedings, such person had no reasonable cause to believe that their conduct was unlawful. No such existing or former Secretary, director or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

30.2	To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary, director or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary, director or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary, director or that Officer for those legal costs.

Release

30.3	To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Insurance

30.4	To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

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31.	Notices

Form of notices

31.1	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

31.2	Without limitation to Articles 17.1 to 17.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 19.8to 19.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

31.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

31.4	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

31.5	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

31.6	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

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Signatures

31.7	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

31.8	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

31.9	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

31.10	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

31.11	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

31.12	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

31.13	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery

By leaving it at the member’s registered address	At the time and date it was left

If the recipient has an address within the Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted

If the recipient has an address outside the Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting

By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent

By publication on a website	See these Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

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Saving provision

31.14	None of the preceding notice provisions shall derogate from these Articles about the delivery of written resolutions of directors and written resolutions of Members.

32.	Authentication of Electronic Records

Application of Articles

32.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 32.2 or Article 32.4 applies.

Authentication of documents sent by Members by Electronic means

32.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 32.7 does not apply.

32.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 32.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

32.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 32.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

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32.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 32.7 applies.

Manner of signing

32.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

32.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

33.	Transfer by way of continuation

33.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

33.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

34.	Winding up

Distribution of assets in specie

34.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

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No obligation to accept liability

34.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

34.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

35.	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

35.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

35.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

36.	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

37.	Business Combination

37.1	Notwithstanding any other provision of these Articles, this Article 37 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Account pursuant to Article 37.10. In the event of a conflict between this Article 37 and any other Articles, the provisions of this Article 37 shall prevail and this Article may not be amended prior to the consummation of a Business Combination without a Special Resolution.

37.2	Prior to the consummation of any Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001.

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37.3	If the Company initiates any Tender Offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file Tender Offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

37.4	If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the Tender Offer rules, and file proxy materials with the SEC.

37.5	At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

37.6	Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.

37.7	The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

37.8	The Company has until March 30, 2024 (Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by March 30, 2024, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to seven (7) times, as follow: (i) one (1) time for an additional three (3) months from March 30, 2024 to June 30, 2024 (the First Extension Period); and subsequently (ii) six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024 (the Second Extension Period) (for a total of up to 9 months after the Termination Date to complete a Business Combination). The Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) US$165,000 or (b) US$0.10 per public share that is not redeemed, for the First Extension Period and the lesser of (x) US$55,000 or (y) US$0.03 per public share that is not redeemed, for each month during the Second Extension Period (Contribution). Each Contribution will be deposited in the Trust Account on or prior to the date of the applicable deadline. In the event that the Company does not consummate a Business Combination by the Termination Date (or 9 months after the Termination Date (subject in the latter case to valid extensions having been made in each case)) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

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(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$61,200 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or 9 months from the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

37.10	Except for the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Account shall be released from the Trust Account:

(a)	to the Company, until completion of any Business Combination; or

(b)	to the Members holding Public Shares, until the earliest of:

(i)	a repurchase of Shares by means of a Tender Offer pursuant to Article 37.2(b);

(ii)	an IPO Redemption pursuant to Article 37.6;

(iii)	a distribution of the Trust Account pursuant to Article 37.8; or

(iv)	an Amendment Redemption pursuant to Article 37.9.

In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

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37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or 9 months from the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(B)	amend the foregoing provisions of these Articles.

37.12	The Company must complete one or more Business Combinations, which must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account). An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations

37.13	The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any director or Officer of the Company and any Affiliate or relative of such director or Officer.

37.14	A director may vote in respect of any Business Combination in which such director has a conflict of interest with respect to the evaluation of such Business Combination. Such director must disclose such interest or conflict to the other directors.

37.15	The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, the directors of the Company or Officers. In the event the Company seeks to complete the Business Combination with a target that is Affiliated with the Sponsor, a Founder, Officers or directors, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company we are seeking to acquire or an independent accounting firm, that such a Business Combination or transaction is fair to the Company from a financial point of view.

37.16	Any Business Combination must be approved by the a majority of the Independent Directors.

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38.	Certain Tax Filings

38.1	Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director of the Company or an Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of these Articles.

39.	Business Opportunities

39.1	In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Investor Group (each of the foregoing, an “Investor Group Related Person”) may serve as directors of the Company and/or Officers; and (b) the Investor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Investor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, directors and Members in connection therewith.

39.2	To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3	Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Investor Group, about which a director of the Company and/or Officer who is also an Investor Group Related Person acquires knowledge.

39.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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INTERNET - Access “www.cstproxyvote.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://www.cstproxy.com/tmtacquisitioncorp/2024 and be sure to have your control number available.

IN PERSON - Attend the extraordinary general meeting in person at the offices of the Company, located at 420 Lexington Avenue, Suite 2446, New York, NY 10170 on March 19, 2024 at 10:00 a.m. (EST).

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Let your broker or bank know that you want to enroll in e-Consent today and future proxy materials will be delivered to you by email.

TMT ACQUISITION CORP

A Cayman Islands Exempted Company

(Company Number 378229)

420 Lexington Ave, Suite 2446

New York, NY 10170

EXTRAORDINARY GENERAL MEETING

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

TMT ACQUISITION CORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

March 19, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March [●], 2024, in connection with the Extraordinary General Meeting to be held at the offices of the Company, at 10:00 a.m. Eastern Time, on March 19, 2024. The extraordinary general meeting will also be held virtually via live webcast. As such, TMT shareholders may attend the extraordinary general meeting by visiting the extraordinary general meeting website at https://www.cstproxy.com/tmtacquisitioncorp/2024 where they will be able to listen to the meeting live and vote during the meeting. You are cordially invited to attend the Extraordinary General Meeting, which will be held to consider and vote upon the Extension Amendment Proposal and the Adjournment Proposal. The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. This Extraordinary General Meeting is being held to present the shareholders with the opportunity to present questions to the management of the Company at the Extraordinary General Meeting.

The undersigned hereby appoints Dajiang Guo, the attorney and proxy of the undersigned, with power of substitution, to vote all ordinary shares of TMT registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE TREATED AS AN ABSTENTION.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on March 19, 2024: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/tmtacquisitioncorp/2024.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

DETACH PROXY CARD HERE TO VOTE BY MAIL

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK ▯▯▯ EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

TMT ACQUISITION CORP

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 18, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. To attend:
https://www.cstproxy.com/tmtacquisitioncorp/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

IN PERSON – Attend the extraordinary general meeting in person at the offices of
TMT Acquisitions Corp.
420 Lexington Avenue, Suite 2446
New York, NY 10170

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▯ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▯

PROXY CARD

Please mark your votes like this ☒

TMT ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

A vote to abstain will have no effect on proposals 1 or 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

☐

Signature________________________________ Signature, if held jointly____________________________________ Date______________, 2024

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership , please sign in partnership name by an authorized person.

▯ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▯

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

TMT ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dajiang Guo, the Company's Chief Executive Officer, (the "Proxy") as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the extraordinary general meeting (the "Extraordinary General Meeting") of shareholders of TMT ACQUISITION CORP to be held on Tuesday, March 19, 2024 at 10:00 a.m. Eastern Time, in person and virtually via live webcast at **https://www.cstproxy.com/tmtacquisitioncorp/2024** or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy's discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting. Capitalized terms used herein but not otherwise defined shall have the meanings as set forth in the accompanying proxy statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)